                                                                 Exhibit 10.14


                                                                 EXECUTION COPY

                                 AMENDMENT NO. 1


         AMENDMENT NO. 1 dated as of March 26, 2001 to the Credit Agreement referred to below, among DOANE PET CARE ENTERPRISES, INC., a Delaware corporation ("Holdings"), DOANE PET CARE COMPANY, a Delaware corporation (the "Borrower"), and THE CHASE MANHATTAN BANK, as administrative agent (in such capacity, the "Administrative Agent").

         Holdings, the Borrower, the Lenders party thereto and the Administrative Agent are parties to an Amended and Restated Credit Agreement dated as of May 8, 2000 (as amended, waived or otherwise modified and in effect immediately prior to the effectiveness of this Amendment No. 1, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for extensions of credit to be made by the Lenders to the Borrower in an original aggregate principal or face amount not exceeding $410,375,000 and ?82,000,000. Holdings, the Borrower, certain of the Lenders party thereto and the Administrative Agent wish to amend the Credit Agreement in certain respects and, accordingly, the parties hereto hereby agree as follows:

         Section 1. Definitions. Except as otherwise defined in this Amendment No. 1, terms defined in the Credit Agreement are used herein as defined therein.

         Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 5 of this Amendment No. 1, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

         2.1. References. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement as amended hereby.

         2.2. Definitions. Section 1.1 of the Credit Agreement shall be amended by inserting the following definitions (or, in the case of any of the following terms that are already defined in the Credit Agreement, by amending and restating in its entirety such term to read as set forth below):

                  "Amendment No. 1 Effective Date": the effective date of Amendment No. 1 to this Agreement.

                  "Available Revolving Commitment": as to any Revolving Lender at any time, an amount equal to the excess, if any, of (a) such Lender's Revolving Commitment then in effect over (b) such Lender's Revolving Extensions of Credit then outstanding; provided that (i) in calculating any Lender's Revolving Extensions of Credit for the purpose of determining such Lender's Available Revolving Commitment pursuant to
         Section 2.8(a), the aggregate principal amount of Swingline Loans then outstanding shall be deemed to


                                 Amendment No. 1
         be zero and (ii) from and after the Amendment No. 1 Effective Date, the portion (if any) of the Revolving Commitments in excess of $60,000,000 that may not be borrowed at such time by reason of the last sentence of
         Section 2.4(a) shall be included in determining the Available Revolving Commitment of the Revolving Lenders for purposes of Section 2.8(a).

                  "Average Consolidated Senior Debt Ratio": as of the last day of any fiscal quarter, the ratio of (a) the sum of (i) the average aggregate daily principal or face amount of Consolidated Senior Debt (other than Consolidated Senior Debt of Foreign Subsidiaries) during such quarter and (ii) the average aggregate monthly principal or face amount of Consolidated Senior Debt of Foreign Subsidiaries determined as of the end of each month during such quarter to (b) Consolidated EBITDA for the period of four consecutive fiscal quarters of the Borrower ending on such day.

                  "Consolidated Senior Debt": all Consolidated Total Debt (including, without limitation, the Shareholder Notes) other than (a) the Senior Subordinated Notes and (b) any subordinated refinancing thereof.

                  "Revolving Commitment": as to any Lender, the obligation of such Lender, if any, to make Revolving Loans and participate in Swingline Loans and Letters of Credit in an aggregate principal and/or face amount not to exceed the amount set forth under the heading "Revolving Commitment" opposite such Lender's name on Schedule 1.1A or in an Assignment and Acceptance, as the same may be changed from time to time pursuant to the terms hereof. The amount of the Total Revolving Commitments is $75,000,000 as of the Amendment No. 1 Effective Date.

                  "Revolving Commitment Suspension Termination Date": the third Business Day (provided that on such day no Default or Event of Default shall have occurred and be continuing) after the date on which each of the following shall have occurred: (i) the Average Consolidated Senior Debt Ratio, as of the last day of each of the two consecutive fiscal quarters most recently ended prior to such date calculated on a pro forma basis as if any payment or prepayment of the Shareholder Notes permitted to be made under Section 7.18 had been made (or if such pro forma calculation is being made in connection with a proposed payment or prepayment under Section 7.18, as if such proposed payment or prepayment had been made) on the first day of the first of such two consecutive fiscal quarters, shall be less than 2.75:1.00 and (ii) concurrently with the delivery of the financial statements for the most recent of such fiscal quarters pursuant to clause (a) or (b) of Section 6.01, the Borrower shall have delivered to the Administrative Agent a certificate of a Responsible Officer, dated the Revolving Commitment Suspension Termination Date, certifying as to clause (i) above and setting forth in reasonable detail the calculations with respect to the Average Consolidated Senior Debt Ratio for each such fiscal quarter and that no Default or Event of Default shall have occurred and be continuing.


                                 Amendment No. 1

                  "Shareholder Notes": one or more promissory notes of the Borrower complying with the following provisions: (i) such notes, in an aggregate principal amount at least equal to $20,000,000, shall be issued (without taking into account any warrants issued in connection therewith) at par on the Amendment No. 1 Effective Date, not less than an additional $5,000,000 of such notes (subject to the next-following paragraph) shall be issued (without taking into account any such warrants) at par within 15 days after the Amendment No. 1 Effective Date (and, in that connection, an unconditional commitment for such additional $5,000,000, subject to the next-following paragraph, shall be delivered to the Borrower on the Amendment No. 1 Effective Date) and the balance of such notes (if any) shall be issued (without taking into account any such warrants) at par no later than May 15, 2001; (ii) each such note shall be payable to a shareholder of Holdings (determined on a fully diluted basis) as of the Amendment No. 1 Effective Date (each an "Existing Shareholder") and shall at all times be held by an Existing Shareholder (or any Affiliate thereof), whether or not any Existing Shareholder holds any such note on the Amendment No. 1 Effective Date; (iii) the aggregate principal amount of such notes shall not exceed $29,700,0000 (plus any capitalized or payment in kind interest); (iv) the payment obligations of the Borrower in respect of each such note may be guaranteed by any or all of the Subsidiaries that are guarantors of the Senior Subordinated Notes; (v) the obligations of the Borrower and such guarantors thereof in respect of each such note shall be unsecured; (vi) Holdings shall not be obligated with respect to any such note; (vii) each such note shall bear interest at a fixed rate of interest not greater than 15% per annum (and a default rate of 17% per annum) and shall not provide for cash payments of interest, except as permitted under Section 7.18(a); (viii) each such note shall have a final maturity date not earlier than 91 days after the Tranche C Maturity Date; (ix) each such note shall not provide for any principal payments, prepayments, redemptions, sinking fund or like payments prior to such final maturity date, except as permitted under Section 7.18(a);
         (x) each such note shall not contain any covenants or events of default (other than a cross-acceleration to the Loans and customary bankruptcy events of default); and (xi) each such note shall otherwise be in form and substance satisfactory to the Administrative Agent, in each case each as amended in accordance with the terms thereof and Section 7.18 and in effect from time to time.

                  Notwithstanding the foregoing, it shall not be necessary that commitments for the purchase of an additional $5,000,000 of such notes be obtained on the Amendment No. 1 Effective Date to the extent that, on such date the aggregate principal amount of such notes being purchased is greater than $20,000,000, so long as (i) commitments are obtained on the Amendment No. 1 Effective Date for the purchase of additional notes in an amount equal to the difference between $25,000,000 and the amount of such notes actually issued on the Amendment No. 1 Effective Date and (ii) such additional notes are in fact purchased not later than 15 days after the Amendment No. 1 Effective Date.

                  "Tranche C Maturity Date": December 31, 2006 or the next preceding Business Day if such date is not a Business Day.

                                 Amendment No. 1

         2.3. Revolving Commitments. Section 2.4(a) of the Credit Agreement shall be amended by inserting a new sentence at the end thereof to read as follows:

         "Notwithstanding anything herein to the contrary, during the period from and including the Amendment No. 1 Effective Date to and including the Revolving Commitment Suspension Termination Date, the Borrower may not borrow, and no Revolving Lender shall have any obligation to make, Revolving Loans if, after giving effect to such Revolving Loans, the sum of (i) the aggregate principal amount of the Revolving Loans then outstanding, (ii) the L/C Obligations then outstanding and (iii) the aggregate principal amount of the Swingline Loans then outstanding would exceed $60,000,000."

         2.4. Mandatory Prepayments. Section 2.11(a) of the Credit Agreement shall be amended by inserting a new sentence at the end thereof to read as follows:

                  "In addition, upon the issuance of any Shareholder Notes, 100% of the proceeds thereof shall be applied on the date of such issuance toward the prepayment of the Revolving Loans without reduction of the Revolving Commitments."

         2.5. Financial Statements. Section 6.1 of the Credit Agreement shall be amended by inserting a new sentence at the end thereof to read as follows:

         "Notwithstanding anything herein to the contrary, the Borrower will furnish to the Administrative Agent and each Lender the audited financial statements required to be furnished under clause (a) above for the fiscal year ending December 30, 2000 no later than April 10, 2001."

         2.6. Information. Section 6.2 of the Credit Agreement shall be amended by (i) deleting the word "and" at the end of clause (e) thereof, (ii) replacing the period at the end of clause (f) thereof with "; and", and (iii) inserting at the end of said Section 6.2 a new clause (g) to read as follows:

                  "(g) as soon as available, and in any event no later than 30 days after the end of each month ending on or prior to December 31, 2002 (commencing with March, 2001), a projected balance sheet, income statement and cash flow forecast of the Borrower and its Restricted Subsidiaries for the 13-week period ending on or nearest to (but not later than) the last day of such month."

         2.7. Financial Condition Covenants. Section 7.1 of the Credit Agreement shall be amended to read in its entirety as follows:

                  "7.1  Financial Condition Covenants.

                  (a) Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio as at the last day of any period of four consecutive fiscal quarters of the Borrower ending with





                                 Amendment No. 1
         any fiscal quarter set forth below to exceed the ratio set forth below opposite such fiscal quarter:

      Fiscal Quarter                            Consolidated Leverage Ratio
      --------------                            ----------------------------
         3/31/01                                       7.00:1.00

         6/30/01                                       7.00:1.00

         9/30/01                                       6.75:1.00

        12/31/01                                       5.75:1.00

         3/31/02                                       5.25:1.00

         6/30/02                                       5.15:1.00

         9/30/02                                       5.05:1.00

        12/31/02                                       4:95:1.00

         3/31/03                                       3.50:1.00

        6/30/03 - 9/30/03                              3.25:1.00

       12/31/03 - 3/31/04                              3.00:1.00

       6/30/04 and thereafter                          2.75:1.00

                  (b) Consolidated Senior Debt Ratio. Permit the Consolidated Senior Debt Ratio as at the last day of any period of four consecutive fiscal quarters of the Borrower ending with any fiscal quarter set forth below to exceed the ratio set forth below opposite such fiscal quarter:

      Fiscal Quarter                            Consolidated Leverage Ratio
      --------------                            ----------------------------

         3/31/01                                       5.25:1.00

         6/30/01                                       5.25:1.00

         9/30/01                                       5.00:1.00

        12/31/01                                       4.25:1.00

         3/31/02                                       3.85:1.00

         6/30/02                                       3.70:1.00

         9/30/02                                       3.60:1.00

        12/31/02                                       3.50:1.00


                                 Amendment No. 1

      Fiscal Quarter                            Consolidated Leverage Ratio
      --------------                            ----------------------------
         3/31/03                                       2.50:1.00

     6/30/03 - 9/30/03                                 2.25:1.00

    12/31/03 - 6/30/04                                 2.00:1.00

    9/30/04 and thereafter                             1.75:1.00

                  (c) Consolidated Interest Coverage Ratio. Permit the Consolidated Interest Coverage Ratio as at the last day of any period of four consecutive fiscal quarters of the Borrower ending with any fiscal quarter set forth below to be less than the ratio set forth below opposite such fiscal quarter:

      Fiscal Quarter                            Consolidated Leverage Ratio
      --------------                            ----------------------------
         3/31/01                                       1.50:1.00

         6/30/01                                       1.50:1.00

         9/30/01                                       1.60:1.00

        12/31/01                                       1.80:1.00

         3/31/02                                       2.00:1.00

         6/30/02                                       2.00:1.00

         9/30/02                                       2.00:1.00

        12/31/02                                       2.00:1.00

         3/31/03                                       2.50:1.00

    6/30/03 - 9/30/03                                  2.60:1.00

   12/31/03 - 3/31/04                                  2.70:1.00

 6/30/04 and thereafter                                2.75:1.00


                  (d) Consolidated Fixed Charge Coverage Ratio. Permit the Consolidated Fixed Charge Coverage Ratio for any period of four consecutive fiscal quarters of the Borrower ending with any fiscal quarter set forth below to be less than the ratio set forth below opposite such fiscal quarter:



                                 Amendment No. 1

                                       7

      Fiscal Quarter                            Consolidated Leverage Ratio
      --------------                            ----------------------------
         3/31/01                                       0.70:1.00

         6/30/01                                       0.70:1.00

         9/30/01                                       0.80:1.00

    12/31/01 - 9/30/05                                 1.00:1.00

    12/31/05 and thereafter                            0.50:1.00

                  (e) Minimum Consolidated EBITDA. Permit Consolidated EBITDA for the period of four consecutive fiscal quarters of the Borrower ending December 30, 2000 to be less than $104,000,000."

                  2.8. Indebtedness. Section 7.2 of the Credit Agreement shall be amended by (i) deleting the word "and" at the end of clause (g) thereof; (ii) replacing the amount "$15,000,000" in clause (h) thereof with "$2,500,000" and replacing the period at the end of said clause with "; and", and (iii) inserting a new clause (i) at the end of said Section 7.2 to read as follows:

                  "(i) the Shareholder Notes (including all capitalized or payment in kind interest and all Guarantee Obligations of Subsidiaries in respect thereof)."

         2.9. Disposition of Property. Section 7.5(g) of the Credit Agreement shall be amended and restated in its entirety to read as follows:

                  "(g) Dispositions of other property for cash having a fair market value not to exceed $50,000,000 (or its equivalent in other currencies as of the date of such Disposition, as determined by the Borrower in good faith based on then prevailing exchange rates) in the aggregate, provided that, notwithstanding anything herein to the contrary, upon receipt of the Net Cash Proceeds thereof (other than an aggregate amount thereof not exceeding $5,000,000 as to which a Reinvestment Notice has been given), such Net Cash Proceeds shall be applied to the prepayment of the Term Loans and the reduction of Revolving Commitments as set forth in Section 2.11(e)."

         2.10 Capital Expenditures. Section 7.7 of the Credit Agreement shall be amended by inserting a new sentence at the end thereof to read as follows:

         "Notwithstanding anything herein to the contrary, (x) the amount of Capital Expenditures permitted to be made under clause (a) above for each of the fiscal years ending on or nearest to December 31, 2001 and December 31, 2002 shall be reduced to $22,500,000 (or its equivalent in other currencies), (y) there shall no carryover of any unexpended amounts from the fiscal year ending December 30, 2000 to the next succeeding fiscal year under the proviso in said clause (a), and (z) the carryover of any unexpended amounts from each of the fiscal years ending on or nearest to December 31, 2001 and December 31, 2002 shall not exceed $5,000,000 for each such fiscal year under such proviso."

                                 Amendment No. 1

         2.11 Investments. Section 7.8 of the Credit Agreement shall be amended by inserting a new sentence at the end thereof to read as follows:

         "Notwithstanding anything herein to the contrary, the aggregate amount of additional Investments made under clauses (h) and (k) above for the period from and including the Amendment No. 1 Effective Date to and including December 31, 2002 shall not exceed $5,000,000."

         2.12 Transactions with Affiliates. Section 7.10 of the Credit Agreement shall be amended by (a) inserting immediately after the words "Except as set forth on Schedule 7.10" the following words: "and except for the Shareholder Notes" and (b) inserting a proviso at the end of said Section 7.10 to read as follows:

         "; provided that, notwithstanding anything herein to the contrary, no management or similar fees shall be paid in cash by Holdings, the Borrower or any Restricted Subsidiary to any Affiliate during the period from and including the Amendment No. 1 Effective Date to and including December 31, 2002 (other than fees payable in respect of advisory services rendered pursuant to (i) the agreements listed in
         Schedule 7.10 or (ii) any other agreement entered into after the Amendment No. 1 Effective Date that complies with clause (c) above)."

         2.13 Shareholder Notes. A new Section 7.18 shall be inserted at the end of Section 7 of the Credit Agreement to read as follows:

                  "7.18  Shareholder Notes.

                  (a) Make or offer to make any payment, prepayment, repurchase or redemption of or otherwise defease or segregate funds with respect to the principal of or interest on, or any other amount payable in respect of, the Shareholder Notes, except (i) payments of interest in kind (or capitalizing interest) in accordance with the terms of the Shareholder Notes and delivery of warrants as contemplated thereby and
         (ii) cash payments or prepayments of principal of and interest on the Shareholder Notes, provided that with respect to any payments under this clause (ii) the following conditions shall have been satisfied:

                           (I) no Default or Event of Default shall have
                  occurred and be continuing at the time of such payment or would result therefrom;

                           (II) the Average Consolidated Senior Debt Ratio,
                  determined as at the last day of each of the two most recent fiscal quarters prior to the date of such payment, based upon the most recent financial statements delivered pursuant to clause (a) or (b) of Section 6.01 and calculated on a pro forma basis as if such payment had been made on the first day of each such quarter, shall be less than 2.75:1.00;

                                 Amendment No. 1

                           (III) after giving effect to such payment, the sum of
                  (i) cash on hand (determined as at the last day of the most recent fiscal quarter prior to the date of such payment based upon the most recent financial statements delivered pursuant to clause (a) or (b) of Section 6.01) plus (ii) the aggregate unused amount of the Revolving Commitments then in effect (excluding the portion (if any) of the Revolving Commitments that may not be borrowed at such time by reason of the last sentence of Section 2.4(a), unless such amount would become available as of the date of such payment as a result of the occurrence of the Revolving Commitment Suspension Termination
                  Date) shall be at least $35,000,000; and

                           (IV) the Borrower shall have delivered to the
                  Administrative Agent a certificate of a Responsible Officer, dated the date of such payment, certifying as to the matters set forth in clauses (I), (II) and (III) above and setting forth in reasonable detail the calculations with respect to clauses (II) and (III) above;

         or (b) amend, modify, supplement or otherwise change, or consent or agree to any amendment, modification, supplement or other change to, any of the terms of the Shareholder Notes.

                  2.14 Events of Default. Section 8(c)(i) of the Credit Agreement shall be amended by inserting immediately after the words "contained in" the following words: "the last sentence of Section 6.1,". In addition,
Section 8 of the Credit Agreement shall be amended by inserting the word "or" after Section 8(l) thereof and inserting the following new Section 8(m):

                  "(m) the Borrower shall have failed to receive, not later than the date 15 days after the Amendment No. 1 Effective Date, cash proceeds from the issuance of the additional Shareholder Notes referred to in the definition of the term "Shareholder Notes" in Section 1.1 as shall result in the aggregate amount of cash proceeds from the Shareholder Notes issued on the Amendment No. 1 Effective Date through the date 15 days after the Amendment No. 1 Effective Date being at least equal to $25,000,000;"

         2.15 Annex A (Pricing Grid). Annex A to the Credit Agreement shall be amended and restated to read in its entirety as set forth in Annex A to this Amendment No. 1.

         2.16 Schedule 1.1A (Commitments). The column setting forth the Revolving Commitments in Schedule 1.1A to the Credit Agreement shall be amended and restated to read in its entirety as set forth in Schedule 1.1A to this Amendment No. 1.

         Section 3. Waivers. Subject to the satisfaction of the conditions specified in Section 5 of this Amendment No. 1, but with effect on and after the date hereof, each of the Required Lenders and the Majority Revolving Facility Lenders waive any Default or Event of Default that has occurred and is continuing under the Credit Agreement on the date hereof as a result of the Borrower's failure to comply, as of December 30, 2000, with Sections 7.1(a),
(b), (c) and/or (d) of the Credit Agreement.

                                 Amendment No. 1

                  Section 4. Representations and Warranties. Each of Holdings and the Borrower jointly and severally represents and warrants to the Administrative Agent and the Lenders that, after giving effect to this Amendment No. 1, (a) no Default or Event of Default shall have occurred and be continuing and (b) the representations and warranties set forth in Section 4 of the Credit Agreement (as amended hereby) are true and complete on the date hereof as if made on and as of the date hereof (or, if any such representations and warranties expressly relate to any earlier date, as of such earlier date) and as if each reference in said Section 4 to "this Agreement" and the "Credit Documents" included reference to this Amendment No. 1.

         Section 5. Conditions Precedent. As provided in Sections 2 and 3 of this Amendment No. 1, the amendments to the Credit Agreement set forth in said
Section 2 and the waivers set forth in said Section 3 shall become effective as of the date hereof upon:

                  (i) Amendment No. 1. Receipt by the Administrative Agent of one or more counterparts of this Amendment No. 1 duly executed and delivered by the Borrower, Holdings and the Administrative Agent (with the written consent of each of the Required Lenders and the Majority Revolving Facility Lenders provided in the form of the Lender Consent attached hereto as Exhibit A);

                  (ii) Shareholder Notes. Receipt by the Administrative Agent of evidence satisfactory to the Administrative Agent that (x) one or more Shareholder Notes shall have been issued by the Borrower to one or more of the shareholders of Holdings, and that net cash proceeds thereof of $20,000,000 shall have been received and applied by the Borrower to the optional prepayment of the Revolving Loans pursuant to Section 2.10 of the Credit Agreement, (y) the Borrower shall have received an unconditional commitment for the purchase of additional Shareholder Notes in the amount required pursuant to the last paragraph of the definition of such term in Section 2.2 not later than 15 days after the effectiveness of this Amendment No. 1 (which commitment shall be in form and substance satisfactory to the Administrative Agent) and (z) the Borrower shall have complied with the requirements of Section 4.7 of the Senior Subordinated Note Indenture with respect to the issuance of the Shareholder Notes;

                  (iii) Opinion of Borrower's Counsel. Receipt by the Administrative Agent of an opinion of counsel to Holdings, the Borrower and its Restricted Subsidiaries in form and substance reasonably satisfactory to the Administrative Agent (and the Borrower hereby instructs each such counsel to deliver such opinion to the Lenders and the Administrative Agent);

                  (iv) Amendment Fee. Payment by the Borrower of an amendment fee to the Administrative Agent for the account of each Lender that has executed a Lender Consent in the form attached hereto as Exhibit A on or before 12:00 noon, New York City time, on March 20, 2001, such fee to be in an amount equal to the percentage (as heretofore agreed in writing by the Borrower) of the sum of the aggregate unpaid principal amount of the Term Loans held by such Lender and the Revolving Commitment then in effect of such Lender;

                                 Amendment No. 1

                  (v) Expenses, Etc. Payment by the Borrower of all other fees required to be paid, and all expenses for which invoices have been presented (including, without limitation, reasonable fees and disbursements and other charges of counsel to the Administrative Agent) in connection with this Amendment No. 1; and

                  (vi) Additional Matters. All required corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment No. 1 being reasonably satisfactory in form and substance to the Administrative Agent, and receipt by the Administrative Agent of such other documents in respect of the transactions contemplated hereby as it shall reasonably request.

         Section 6. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart. Delivery of an executed signature page of this Amendment No. 1 by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.

                                 Amendment No. 1

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered as of the day and year first above written.


                                    HOLDINGS

                                    DOANE PET CARE ENTERPRISES, INC.


                                    By
                                      -----------------------------------------
                                     Name:
                                     Title:

                                    BORROWER

                                    DOANE PET CARE COMPANY


                                    By
                                      -----------------------------------------
                                      Name:
                                      Title:


                                    ADMINISTRATIVE AGENT

                                    THE CHASE MANHATTAN BANK,
                                    as Administrative Agent


                                    By
                                      -----------------------------------------
                                      Name:
                                      Title:


                                 Amendment No. 1

                                                                         ANNEX A


                                  PRICING GRID

                         Ratio of Senior Debt to EBITDA


                                          LEVEL 1             LEVEL 2            LEVEL 3           LEVEL 4

                                                                                LESS THAN
                                                           LESS THAN 3.25        2.75 BUT
                                                             BUT GREATER         GREATER
                                      GREATER THAN             THAN OR            THAN OR
                                       OR EQUAL TO             EQUAL TO          EQUAL TO         LESS THAN
                                          3:25:1               2:75:1             2:25:1            2:25:1
                                      -------------        ---------------      ----------        ---------

REVOLVING CREDIT LOANS
AND TRANCHE A DOLLAR TERM LOANS:
-------------------------------
ABR Loans                                  2.25%                2.00%              1.50%             1.25%
Eurodollar Loans                           3.25%                3.00%              2.50%             2.25%


TRANCHE A EURO TERM LOANS:                 3.25%                3.00%              2.50%             2.25%
-------------------------


TRANCHE B TERM LOANS:
ABR Loans                                  2.75%                2.75%              2.50%             2.50%
Eurodollar Loans                           3.75%                3.75%              3.50%             3.50%


TRANCHE C TERM LOANS:
--------------------
ABR Loans                                  3.00%                3.00%              2.75%             2.75%
Eurodollar Loans                           4.00%                4.00%              3.75%             3.75%


COMMITMENT FEE RATE:                       0.50%                0.50%              0.50%            0.375%
--------------------


                                 Amendment No. 1

                                                                   SCHEDULE 1.1A

                       REVOLVING COMMITMENTS



                                                         REVOLVING
LENDER                                                  COMMITMENT
-------                                                -----------
The Chase Manhattan Bank                                $7,285,715.25

Bank of America N.A.                                    $5,357,142.75

Bank of Tokyo-Mitsubishi Trust Co.                      $5,357,142.75

Bank One NA                                             $5,537,142.75

Credit Agricole Indosuez                                $5,357,142.75

First Union National Bank N.C.                          $6,428,571.35

Firstrust Bank                                          $3,214,285.50

Firstar Bank, N.A.                                      $8,571,428.74

Fleet Boston                                            $7,714,285.50

General Electric Capital Corporation                    $6,248,571.35

Harris Trust & Savings Bank                             $8,571,428.56

SunTrust Bank                                           $5,357,142.75

TOTAL:                                                 $75,000,000.00


                                 Amendment No. 1

                                                                      EXHIBIT A

                                 LENDER CONSENT


                  Reference is made to the Amended and Restated Credit Agreement dated as of May 8, 2000 (as amended and in effect from time to time, the "Credit Agreement") among DOANE PET CARE ENTERPRISES, INC., a Delaware corporation ("Holdings"), DOANE PET CARE COMPANY, a Delaware corporation (the "Borrower"), the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders") and THE CHASE MANHATTAN BANK, as administrative agent (in such capacity, the "Administrative Agent"), providing, subject to the terms and conditions thereof, for extensions of credit to be made by the Lenders to the Borrower in an original aggregate principal or face amount not exceeding $410,375,000 and ?82,000,000. Capitalized terms used and not otherwise defined herein are deemed to have the respective meanings assigned to such terms in the Credit Agreement.

                  The undersigned Lender party to the Credit Agreement hereby
(i) consents to Amendment No. 1 to the Credit Agreement, dated as of March 23, 2001 and effective as of the date thereof, substantially in the form to which this Lender Consent is attached ("Amendment No. 1") and (ii) authorizes and directs the Administrative Agent to execute and deliver Amendment No. 1 on behalf of such Lender.

Full Name of Lender:
                   ---------------------------------


By:
   -------------------------------------------

Name:
     -----------------------------------------

Title:
      ----------------------------------------

Date:  March __, 2001



                                 Amendment No. 1